AMENDMENT
                                       OF
                               GUARANTEE CONTRACT
                                     BETWEEN
                 SHIJI RUICHEN GUARANTY AND INVESTMENT CO. LTD.
                                       AND
                        CHINA DIGITAL COMMUNICATION GROUP


                             Contract serial number:
                             LUBAO ZI NO. 0902, 2004

                                   GUARANTOR:
            Shenzhen Shiji Ruichen Guaranty and Investment Co. Ltd.
                                    ADDRESS:
         1706-09 Fuhua 1st Road. Center Commercial Tower. Futian Area.
                                Shenzhen. China
                  Corporate Legal Representative : Zhiyong Xu
                                     BANK:
                                 BANK ACCOUNT:
                                   TELEPHONE:
                                  755-82032400
                                   FACSMILE:
                                 755-8203-2511
                                  POSTAL CODE:
                                     518048

                                   GUARANTEE:
                       China Digital Communication Group
                                    ADDRESS:
                        10880 Wilshire Blvd. Suite: 2250
                                Los Angeles. CA.
                            TELEPHONE: (310) 441-1888
                            FACSIMILE: (310) 441-1883
                               POSTAL CODE: 90024

                                    AMENDMENT


1.1 Guarantor and Guarantee agree to increase the compensation paid by Guarantor to Guarantee in case of Seller's default (section 4.1 in the original contract) from $605,327 (RMB 5,000,000 yuan) to $1,210,000 (RMB 10,000,000 yuan). All else remains the same.

1.2 Guarantor and Guarantee agree to increase the amount of daily compensation paid by Guarantor to Guarantee in case of contract delay due to Seller's default (section 4.2 in the original contract) from $6,053(RMB 50,000 yuan) to $12,100 (RMB 100,000 yuan). They also agree to increase the amount of maximum compensation in case of contract delay due to Seller's default (same section in the contract) from $242,000 (RMB 2,000,000 yuan) to $484,000 (RMB 4,000,000 yuan). All else remains the same.